Exhibit 10.22

[***] INDICATES THAT CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE OF THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED

Sale and Purchase Agreement

GLAAM Co., Ltd. (hereinafter referred to as the “Purchaser”) and the Powergen Co., Ltd. (hereinafter referred to as the “Seller”), hereby enter into a sale and purchase of agreement as follows (the “Agreement”).

Article 1 (Facilities for the Sale and Purchase)

The facilities are detailed in Annex A.

Article 2 (Amount and Payment )

1)	Amount : KRW 1,509,653,642 (Excl. VAT)

2)	Payment : Purchaser shall pay Seller for the amount by using a loan obtained from a financial institution.

Article 3 (Transfer of Ownership)

The ownership of the facilities shall be transferred to Purchaser concurrently with the Seller’s repayment of its loan from the financial institution.

Article 4 (General Provisions)

1)	Any modifications to the Agreement must be made in writing and agreed upon by both parties.

2)	Matters not stipulated in this agreement or disputed in interpretation shall be resolved by mutual agreement of the parties or in accordance with general commercial practice.

To confirm and approve the contents of the above agreement, two copies of this agreement shall be executed, and each copy shall be kept respectively after being signed and sealed by Purchaser and Seller.

December 21, 2022

Purchaser Name : GLAAM Co., Ltd.	Seller Name : Powergen Co., Ltd.

Address: 298-42, Cheongbukjungang-ro, Pyeongtaek-si, Gyeonggi-do, ROK	Address: #1305, 13F, Building A, 114 Beobwon-ro, Songpa-gu, Seoul, ROK

Business Registration Number : 211-87-65996	Business Registration Number : 201-81-73838

Representative Director: /s/ Keong Rae Kim	Representative Director: /s/ Jung Gyu Lee

ANNEX A

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